UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02739

Name of Fund:  BlackRock Basic Value Fund, Inc.

Fund Address:  100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2016

Date of reporting period: 06/30/2016

Item 1 – Report to Stockholders

JUNE 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Basic Value Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

The Markets in Review

Dear Shareholder,

Uneven economic outlooks and divergence of monetary policies across regions have been the overarching themes driving financial markets over the past couple of years. In the latter half of 2015, as U.S. growth outpaced other developed markets, investors were focused largely on the timing of the Federal Reserve’s (the “Fed”) decision to end its near-zero interest rate policy. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Also during this time period, oil prices collapsed due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets as the country showed signs of slowing economic growth and took measures to devalue its currency. Declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Global market volatility increased and risk assets (such as equities and high yield bonds) suffered in this environment.

The elevated market volatility spilled over into 2016, but as the first quarter wore on, fears of a global recession began to fade, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength brought relief to U.S. exporters and emerging market economies. Oil prices rebounded as the world’s largest producers agreed to reduce supply.

Volatility spiked again in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape long term drove investors to high quality assets, pushing already-low global yields to even lower levels.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	3.84%	3.99%
U.S. small cap equities (Russell 2000® Index)	2.22	(6.73)
International equities (MSCI Europe, Australasia, Far East Index)	(4.42)	(10.16)
Emerging market equities (MSCI Emerging Markets Index)	6.41	(12.05)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.15	0.19
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	7.95	9.49
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	5.31	6.00
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.35	7.80
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	9.06	1.65

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2016

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2016, the Fund underperformed its benchmark, the Russell 1000® Value Index.

What factors influenced performance?

•

Stock selection in the financials sector was the leading detractor from performance relative to the benchmark over the 12-month period. In particular, overweight positions in Capital One Financial Corp. and Discover Financial Services, Inc. lagged amid concerns regarding consumer credit quality, while overweight positions in Citigroup, Inc. and JPMorgan Chase & Co. detracted as falling interest rates renewed concerns about pressure on bank net interest margins. Overweight positions in insurers Lincoln National Corp. and Genworth Financial, Inc. also weighed on relative performance.

•

An overweight to and stock selection in consumer discretionary also negatively impacted Fund performance. In particular, department store operator Macy’s, Inc. saw its earnings decline in the challenging retail sales environment experienced during the period. Within the media segment of consumer discretionary, Viacom, Inc. saw its results suffer on a downturn in advertising revenues driven by the consumer shift to digital content. Given market concerns around a secular decline in the traditional media industries, the Fund sold out of its position in the company during the period.

•	Finally, stock selection in information technology (“IT”) hurt Fund returns. In particular, an overweight position in QUALCOMM, Inc.
lagged on concerns related to the company’s licensing business in Asia.

•

On the positive side, an overweight allocation to and stock selection in health care was the largest contributor to performance during the period. In particular, positions in biopharmaceutical firm Baxalta, Inc. and device maker St. Jude Medical, Inc. proved beneficial amid mergers and acquisition activity within the sector. Baxalta shares climbed on its merger with Shire PLC, while St. Jude Medical shares rallied following the announcement that Abbott Laboratories would acquire the company.

•

Relative performance was aided by an overweight in telecommunication services, most notably a position in Verizon Communications, Inc. Stock selection in industrials also contributed during the period. In particular, overweight positions in research and consulting firm Nielsen Holdings PLC and defense contractor Raytheon Co. proved beneficial.

Describe recent portfolio activity.

•	During the period, the investment advisor increased the Fund’s investments in the utilities and energy sectors, while reducing exposure to consumer discretionary and financials.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Value Index, the Fund ended the period with the largest sector overweights in health care, IT and energy, while the most significant underweights were in consumer staples, industrials and materials.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Net Assets
Cisco Systems, Inc.	5%
JPMorgan Chase & Co.	5
QUALCOMM, Inc.	5
Citigroup, Inc.	5
Pfizer, Inc.	4
Apache Corp.	4
Merck & Co., Inc.	4
Discover Financial Services, Inc.	4
Exelon Corp.	3
AES Corp.	3

Sector Allocation	Percent of Net Assets
Financials	27%
Health Care	16
Energy	15
Information Technology	13
Utilities	8
Consumer Discretionary	6
Industrials	6
Telecommunication Services	5
Consumer Staples	2
Materials	2
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests primarily in equity securities that Fund management believes are undervalued, which means that their prices are less than Fund management believes they are worth.

[3]	An unmanaged index that is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended June 30, 2016
		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.25%	(3.94)%	N/A	9.84%	N/A	6.32%	N/A
Investor A	5.13	(4.22)	(9.25)%	9.53	8.36%	6.02	5.45%
Investor B	4.70	(5.20)	(8.99)	8.42	8.17	5.22	5.22
Investor C	4.68	(4.96)	(5.78)	8.66	8.66	5.17	5.17
Class K	5.30	(3.86)	N/A	9.95	N/A	6.42	N/A
Class R	4.93	(4.53)	N/A	9.17	N/A	5.65	N/A
Russell 1000® Value Index	6.30	2.86	N/A	11.35	N/A	6.13	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[6]
	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[5]	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,052.50	$2.76	$1,000.00	$1,022.18	$2.72	0.54%
Investor A	$1,000.00	$1,051.30	$4.23	$1,000.00	$1,020.74	$4.17	0.83%
Investor B	$1,000.00	$1,047.00	$8.55	$1,000.00	$1,016.51	$8.42	1.68%
Investor C	$1,000.00	$1,046.80	$8.30	$1,000.00	$1,016.76	$8.17	1.63%
Class K	$1,000.00	$1,053.00	$2.19	$1,000.00	$1,022.73	$2.16	0.43%
Class R	$1,000.00	$1,049.30	$5.81	$1,000.00	$1,019.19	$5.72	1.14%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/ 366 (to reflect the one-half year period shown).

[6]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	5

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to February 4, 2015, Class K Shares performance results are those of Institutional Shares restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50%, declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on January 1, 2016 and held through June 30, 2016) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Schedule of Investments June 30, 2016
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 2.0%
B/E Aerospace, Inc.	169,290	$7,816,966
Boeing Co.	221,530	28,770,101
Honeywell International, Inc.	96,995	11,282,458
Huntington Ingalls Industries, Inc.	94,870	15,941,006
Northrop Grumman Corp.	15,140	3,365,319
Raytheon Co.	38,474	5,230,540

		72,406,390
Airlines — 0.5%
American Airlines Group, Inc.	624,990	17,693,467
Auto Components — 1.3%
Lear Corp.	437,135	44,482,858
Magna International, Inc.	97,990	3,436,509

		47,919,367
Automobiles — 0.2%
Thor Industries, Inc.	117,373	7,598,728
Banks — 12.4%
Bank of America Corp.	2,973,280	39,455,426
Citigroup, Inc.	3,943,201	167,152,290
JPMorgan Chase & Co.	2,848,124	176,982,425
KeyCorp	1,905,610	21,056,991
Regions Financial Corp.	2,809,754	23,911,007
Wells Fargo & Co.	646,044	30,577,262

		459,135,401
Biotechnology — 1.3%
Gilead Sciences, Inc.	588,320	49,077,654
Capital Markets — 0.9%
Ameriprise Financial, Inc.	86,240	7,748,664
KKR & Co. LP (a)	58,702	724,383
Morgan Stanley	968,660	25,165,787

		33,638,834
Chemicals — 0.5%
Akzo Nobel NV — ADR	532,319	11,199,992
Ashland, Inc.	46,870	5,379,270

		16,579,262
Communications Equipment — 6.0%
Cisco Systems, Inc.	6,550,680	187,939,009
Nokia OYJ — ADR	3,185,720	18,126,747
Telefonaktiebolaget LM Ericsson — ADR	2,212,871	16,994,849

		223,060,605
Construction & Engineering — 0.4%
AECOM (a)	469,320	14,910,296
Consumer Finance — 6.9%
Capital One Financial Corp.	1,445,498	91,803,578
Discover Financial Services, Inc.	2,495,265	133,721,251
SLM Corp. (a)	4,532,422	28,010,368

		253,535,197

Common Stocks	Shares	Value
Containers & Packaging — 0.7%
Avery Dennison Corp.	89,880	$6,718,530
Bemis Co., Inc.	232,820	11,987,902
Crown Holdings, Inc. (a)	141,610	7,175,379

		25,881,811
Diversified Financial Services — 1.2%
Nasdaq, Inc.	663,307	42,896,064
Diversified Telecommunication Services — 2.8%
Verizon Communications, Inc.	1,817,760	101,503,718
Electric Utilities — 3.2%
Exelon Corp.	3,272,950	119,004,462
Energy Equipment & Services — 1.0%
Superior Energy Services, Inc.	2,083,767	38,362,150
Food & Staples Retailing — 1.2%
CVS Health Corp.	71,330	6,829,134
Kroger Co.	1,001,340	36,839,299

		43,668,433
Food Products — 0.3%
Mondelez International, Inc., Class A	243,930	11,101,254
Health Care Equipment & Supplies — 6.2%
Baxter International, Inc.	2,039,130	92,209,459
Medtronic PLC	538,636	46,737,446
St. Jude Medical, Inc.	257,460	20,081,880
Zimmer Biomet Holdings, Inc.	571,936	68,849,656

		227,878,441
Hotels, Restaurants & Leisure — 0.0%
Wyndham Worldwide Corp.	5,200	370,396
Household Durables — 1.3%
Newell Brands, Inc.	868,752	42,195,285
Tupperware Brands Corp. (b)	71,950	4,049,346

		46,244,631
Independent Power and Renewable Electricity Producers — 4.5%
AES Corp.	8,748,410	109,180,157
Dynegy, Inc. (a)	3,189,140	54,980,774

		164,160,931
Insurance — 3.9%
Genworth Financial, Inc., Class A (a)	3,370,010	8,694,626
Hartford Financial Services Group, Inc.	1,003,283	44,525,700
Lincoln National Corp.	700,311	27,151,057
MetLife, Inc.	103,366	4,117,068
Prudential Financial, Inc.	495,093	35,319,935
XL Group PLC	755,443	25,163,806

		144,972,192
Internet & Catalog Retail — 0.0%
Priceline Group, Inc. (a)	850	1,061,149

Portfolio Abbreviations
ADR	American Depositary Receipts
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	7

Schedule of Investments (continued)

Common Stocks	Shares	Value
IT Services — 0.2%
Fidelity National Information Services, Inc.	52,140	$3,841,675
First Data Corp., Class A (a)	409,020	4,527,851

		8,369,526
Media — 2.8%
Comcast Corp., Class A	616,020	40,158,344
Interpublic Group of Cos., Inc.	765,710	17,687,901
Omnicom Group, Inc.	151,210	12,322,103
Scripps Networks Interactive, Inc., Class A	560,240	34,886,145

		105,054,493
Metals & Mining — 0.6%
Allegheny Technologies, Inc.	168,040	2,142,510
Reliance Steel & Aluminum Co.	268,790	20,669,951

		22,812,461
Multiline Retail — 0.1%
Dollar General Corp.	19,320	1,816,080
Oil, Gas & Consumable Fuels — 14.4%
Apache Corp.	2,547,776	141,834,690
Devon Energy Corp.	2,813,720	101,997,350
Gulfport Energy Corp. (a)	2,146,520	67,100,215
Hess Corp.	92,830	5,579,083
Marathon Oil Corp.	6,789,993	101,917,795
Marathon Petroleum Corp.	894,742	33,964,406
Parsley Energy, Inc., Class A (a)	697,500	18,874,350
Suncor Energy, Inc.	139,370	3,864,730
Valero Energy Corp.	1,069,860	54,562,860

		529,695,479
Personal Products — 0.1%
Unilever NV — NY Shares	78,730	3,695,586
Pharmaceuticals — 9.0%
Merck & Co., Inc.	2,384,730	137,384,295
Pfizer, Inc.	4,402,255	155,003,399
Shire PLC — ADR	114,605	21,096,488
Teva Pharmaceutical Industries Ltd. — ADR	348,990	17,529,768

		331,013,950
Professional Services — 2.6%
Dun & Bradstreet Corp.	47,381	5,772,901
Nielsen Holdings PLC	1,725,580	89,678,393

		95,451,294
Real Estate Investment Trusts (REITs) — 1.1%
Brixmor Property Group, Inc.	412,040	10,902,578
Starwood Property Trust, Inc.	1,510,430	31,296,110

		42,198,688
Semiconductors & Semiconductor Equipment — 5.1%
Lam Research Corp.	4,590	385,835
QUALCOMM, Inc.	3,289,770	176,232,979
Teradyne, Inc.	665,190	13,097,591

		189,716,405
Software — 0.1%
Oracle Corp.	45,760	1,872,957
Specialty Retail — 0.6%
GNC Holdings, Inc., Class A	974,560	23,672,062
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.	395,040	37,765,824

Common Stocks	Shares	Value
Thrifts & Mortgage Finance — 0.5%
New York Community Bancorp, Inc.	1,253,530	$18,790,415
Trading Companies & Distributors — 0.1%
AerCap Holdings NV (a)	32,370	1,087,308
Air Lease Corp.	53,530	1,433,533

		2,520,841
Wireless Telecommunication Services — 1.9%
Telephone & Data Systems, Inc.	2,050,254	60,810,534
United States Cellular Corp. (a)	250,412	9,833,679

		70,644,213
Total Common Stocks — 98.9%		3,647,751,107

Preferred Stocks
Food Products — 0.5%
Tyson Foods, Inc., 4.75% (c)	229,918	16,986,342
Machinery — 0.1%
Stanley Black & Decker, Inc., 6.25% (b)(c)	30,900	3,587,490
Total Preferred Stocks — 0.6%		20,573,832
Total Long-Term Investments (Cost — $3,112,133,781) — 99.5%		3,668,324,939

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.40% (d)(e)	47,502,455	47,502,455

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.59% (d)(e)(f)	$1,643	1,643,124
Total Short-Term Securities (Cost — $49,145,579) — 1.3%		49,145,579
Total Investments (Cost — $3,161,279,360) — 100.8%		3,717,470,518
Liabilities in Excess of Other Assets — (0.8)%		(28,255,953)

Net Assets — 100.0%		$3,689,214,565

See Notes to Financial Statements.

8	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Schedule of Investments (concluded)

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

(d)	During the year ended June 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at June 30, 2015	Net Activity	Shares/Beneficial Interest Held at June 30, 2016	Value at June 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	21,931,473	25,570,982	47,502,455	$47,502,455	$46,016		$797
BlackRock Liquidity Series, LLC, Money Market Series	$2,139,519	$(496,395)	$1,643,124	1,643,124	125,037	[1]	—
Total				$49,145,579	$171,053		$797

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$3,668,324,939	—	—	$3,668,324,939
Short-Term Securities	47,502,455	$1,643,124	—	49,145,579

Total	$3,715,827,394	$1,643,124	—	$3,717,470,518

[1] See above Schedule of Investments for values in each industry.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$15,567	—	—	$15,567
Liabilities:
Collateral on securities loaned at value	—	$(1,643,124)	—	(1,643,124)

Total	$15,567	$(1,643,124)	—	$(1,627,557)

During the year ended June 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	9

Statement of Assets and Liabilities

June 30, 2016

Assets
Investments at value — unaffiliated (including securities loaned at value of $1,637,656)(cost — $3,112,133,781)	$3,668,324,939
Investments at value — affiliated (cost $49,145,579)	49,145,579
Cash	15,567
Receivables:
Investments sold	10,765,650
Securities lending income — affiliated	1,170
Capital shares sold	2,218,771
Dividends — affiliated	2,960
Dividends — unaffiliated	4,178,271
Prepaid expenses	95,084

Total assets	3,734,747,991

Liabilities
Collateral on securities loaned at value	1,643,124
Payables:
Investments purchased	23,798,952
Capital shares redeemed	16,873,522
Investment advisory fees	1,241,565
Officer’s and Directors’ fees	39,247
Other accrued expenses	1,217,042
Other affiliates	111,670
Service and distribution fees	608,304

Total liabilities	45,533,426

Net Assets	$3,689,214,565

Net Assets Consist of
Paid-in capital	$3,113,697,690
Undistributed net investment income	31,696,349
Accumulated net realized loss	(12,370,632)
Net unrealized appreciation (depreciation)	556,191,158

Net Assets	$3,689,214,565

Net Asset Value
Institutional — Based on net assets of $1,738,222,032 and 74,783,405 shares outstanding, 400 million shares authorized, $0.10 par value	$23.24

Investor A — Based on net assets of $1,503,837,241 and 65,460,686 shares outstanding, 200 million shares authorized, $0.10 par value	$22.97

Investor B — Based on net assets of $2,436,877 and 105,168 shares outstanding, 400 million shares authorized, $0.10 par value	$23.17

Investor C — Based on net assets of $355,557,681 and 17,453,428 shares outstanding, 200 million shares authorized, $0.10 par value	$20.37

Class K — Based on net assets of $72,583,889 and 3,121,114 shares outstanding, 200 million shares authorized, $0.10 par value	$23.26

Class R — Based on net assets of $16,576,845 and 762,710 shares outstanding, 400 million shares authorized, $0.10 par value	$21.73

See Notes to Financial Statements.

10	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Statement of Operations

Year Ended June 30, 2016

Investment Income
Dividends — unaffiliated	$90,752,155
Foreign taxes withheld	(738,333)
Dividends — affiliated	46,016
Securities lending — affiliated — net	125,037

Total income	90,184,875

Expenses
Investment advisory	15,408,222
Service and distribution — class specific	7,791,391
Transfer agent — class specific	4,812,321
Accounting services	541,968
Registration	142,758
Custodian	141,458
Professional	129,925
Printing	111,383
Officer and Directors	84,044
Miscellaneous	74,765

Total expenses	29,238,235
Less:
Fees waived by the Manager	(37,571)
Transfer agent fees reimbursed — class specific	(1,294)

Total expenses after fees waived and/or reimbursed	29,199,370

Net investment income	60,985,505

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	119,975,707
Capital gain distributions received from affiliated investment companies	797

119,976,504

Net change in unrealized appreciation (depreciation) on investments	(367,813,250)

Net realized and unrealized loss	(247,836,746)

Net Decrease in Net Assets Resulting from Operations	$(186,851,241)

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	11

Statements of Changes in Net Assets

	Year Ended June 30,
Decrease in Net Assets:	2016	2015

Operations
Net investment income	$60,985,505	$59,218,898
Net realized gain	119,976,504	563,166,500
Net change in unrealized appreciation (depreciation)	(367,813,250)	(405,269,609)

Net increase (decrease) in net assets resulting from operations	(186,851,241)	217,115,789

Distributions to Shareholders[1]
From net investment income:
Institutional	(29,861,395)	(30,015,147)
Investor A	(22,366,748)	(22,369,589)
Investor C	(2,831,439)	(2,797,835)
Class K	(866,650)	—
Class R	(181,062)	(170,594)
From net realized gain:
Institutional	(197,494,848)	(357,235,176)
Investor A	(178,963,028)	(320,026,829)
Investor B	(399,486)	(2,136,433)
Investor C	(47,925,640)	(88,281,019)
Class K	(5,377,198)	—
Class R	(1,826,745)	(3,305,630)

Decrease in net assets resulting from distributions to shareholders	(488,094,239)	(826,338,252)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	146,349,758	389,104,453

Net Assets
Total decrease in net assets	(528,595,722)	(220,118,010)
Beginning of year	4,217,810,287	4,437,928,297

End of year	$3,689,214,565	$4,217,810,287

Undistributed net investment income, end of year	$31,696,349	$26,817,515

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

12	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Financial Highlights

	Institutional
	Year Ended June 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$27.88	$33.05	$30.22	$25.64	$26.94

Net investment income[1]	0.44	0.49	0.48	0.52	0.48
Net realized and unrealized gain (loss)	(1.79)	0.82	6.63	6.36	(1.07)

Net increase (decrease) from investment operations	(1.35)	1.31	7.11	6.88	(0.59)

Distributions:[2]
From net investment income	(0.43)	(0.50)	(0.49)	(0.56)	(0.48)
From net realized gain	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)

Total distributions	(3.29)	(6.48)	(4.28)	(2.30)	(0.71)

Net asset value, end of year	$23.24	$27.88	$33.05	$30.22	$25.64

Total Return[3]
Based on net asset value	(3.94)%	5.48%	25.22%	28.67%	(2.05)%

Ratios to Average Net Assets
Total expenses	0.55%	0.55%[4,5]	0.54%[4,5]	0.55%[4,5]	0.56%[4,5]

Total expenses after fees waived and/or reimbursed	0.55%	0.55%[4,5]	0.54%[4,5]	0.55%[4,5]	0.56%[4,5]

Net investment income	1.84%	1.62%[4,5]	1.51%[4,5]	1.89%[4,5]	1.88%[4,5]

Supplemental Data
Net assets, end of year (000)	$1,738,222	$1,964,894	$2,136,401	$2,069,166	$2,066,925

Portfolio turnover rate	42%	41%[6]	47%[7]	53%[7]	38%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	13

Financial Highlights (continued)

	Investor A
	Year Ended June 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$27.59	$32.76	$29.99	$25.45	$26.75

Net investment income[1]	0.37	0.40	0.39	0.44	0.40
Net realized and unrealized gain (loss)	(1.77)	0.83	6.58	6.33	(1.07)

Net increase (decrease) from investment operations	(1.40)	1.23	6.97	6.77	(0.67)

Distributions:[2]
From net investment income	(0.36)	(0.42)	(0.41)	(0.49)	(0.40)
From net realized gain	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)

Total distributions	(3.22)	(6.40)	(4.20)	(2.23)	(0.63)

Net asset value, end of year	$22.97	$27.59	$32.76	$29.99	$25.45

Total Return[3]
Based on net asset value	(4.22)%	5.23%	24.86%	28.35%	(2.39)%

Ratios to Average Net Assets
Total expenses	0.83%	0.81%[4,5]	0.81%[4,5]	0.83%[4,5]	0.86%[4,5]

Total expenses after fees waived and/or reimbursed	0.83%	0.81%[4,5]	0.81%[4,5]	0.83%[4,5]	0.86%[4,5]

Net investment income	1.56%	1.36%[4,5]	1.24%[4,5]	1.61%[4,5]	1.59%[4,5]

Supplemental Data
Net assets, end of year (000)	$1,503,837	$1,760,169	$1,808,120	$1,594,656	$1,439,411

Portfolio turnover rate	42%	41%[6]	47%[7]	53%[7]	38%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

14	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Financial Highlights (continued)

	Investor B
	Year Ended June 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$27.51	$32.52	$29.65	$25.08	$26.27

Net investment income[1]	0.12	0.10	0.05	0.15	0.14
Net realized and unrealized gain (loss)	(1.73)	0.85	6.52	6.25	(1.02)

Net increase (decrease) from investment operations	(1.61)	0.95	6.57	6.40	(0.88)

Distributions:[2]
From net investment income	—	—	—	(0.09)	(0.08)
From net realized gain	(2.73)	(5.96)	(3.70)	(1.74)	(0.23)

Total distributions	(2.73)	(5.96)	(3.70)	(1.83)	(0.31)

Net asset value, end of year	$23.17	$27.51	$32.52	$29.65	$25.08

Total Return[3]
Based on net asset value	(5.20)%	4.20%	23.57%	26.94%	(3.31)%

Ratios to Average Net Assets
Total expenses	1.90%	1.82%[4,5]	1.89%[4,5]	1.92%[4,5]	1.87%[4,5]

Total expenses after fees waived and/or reimbursed	1.90%	1.82%[4,5]	1.89%[4,5]	1.92%[4,5]	1.86%[4,5]

Net investment income	0.50%	0.35%[4,5]	0.18%[4,5]	0.54%[4,5]	0.58%[4,5]

Supplemental Data
Net assets, end of year (000)	$2,437	$5,294	$14,930	$24,282	$41,283

Portfolio turnover rate	42%	41%[6]	47%[7]	53%[7]	38%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	15

Financial Highlights (continued)

	Investor C
	Year Ended June 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$24.84	$30.13	$27.89	$23.80	$25.03

Net investment income[1]	0.16	0.15	0.13	0.21	0.18
Net realized and unrealized gain (loss)	(1.60)	0.73	6.09	5.89	(0.99)

Net increase (decrease) from investment operations	(1.44)	0.88	6.22	6.10	(0.81)

Distributions:[2]
From net investment income	(0.17)	(0.19)	(0.19)	(0.27)	(0.19)
From net realized gain	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)

Total distributions	(3.03)	(6.17)	(3.98)	(2.01)	(0.42)

Net asset value, end of year	$20.37	$24.84	$30.13	$27.89	$23.80

Total Return[3]
Based on net asset value	(4.96)%	4.38%	23.90%	27.29%	(3.16)%

Ratios to Average Net Assets
Total expenses	1.62%	1.60%[4,5]	1.60%[4,5]	1.63%[4,5]	1.67%[4,5]

Total expenses after fees waived and/or reimbursed	1.62%	1.60%[4,5]	1.60%[4,5]	1.63%[4,5]	1.67%[4,5]

Net investment income	0.76%	0.57%[4,5]	0.45%[4,5]	0.81%[4,5]	0.77%[4,5]

Supplemental Data
Net assets, end of year (000)	$355,558	$430,809	$459,708	$387,027	$365,319

Portfolio turnover rate	42%	41%[6]	47%[7]	53%[7]	38%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

16	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Financial Highlights (continued)

	Class K
	Year Ended June 30, 2016	Period February 4, 2015[1] to June 30, 2015
Per Share Operating Performance
Net asset value, beginning of period	$27.90	$26.46

Net investment income[2]	0.46	0.20
Net realized and unrealized gain (loss)	(1.78)	1.24

Net increase (decrease) from investment operations	(1.32)	1.44

Distributions:
From net investment income	(0.46)	—
From net realized gain	(2.86)	—

Total distributions	(3.32)	—

Net asset value, end of period	$23.26	$27.90

Total Return[3]
Based on net asset value	(3.86)%	5.44%[4]

Ratios to Average Net Assets
Total expenses	0.44%	0.46%[5,6]

Total expenses after fees waived and/or reimbursed	0.44%	0.45%[5,6]

Net investment income	1.95%	1.75%[5,6]

Supplemental Data
Net assets, end of period (000)	$72,584	$40,787

Portfolio turnover rate	42%	41%[7,8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Aggregate total return.

[5]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[6]	Annualized.

[7]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	17

Financial Highlights (concluded)

	Class R
	Year Ended June 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$26.29	$31.51	$28.99	$24.63	$25.90

Net investment income[1]	0.28	0.29	0.28	0.34	0.30
Net realized and unrealized gain (loss)	(1.70)	0.78	6.34	6.12	(1.03)

Net increase (decrease) from investment operations	(1.42)	1.07	6.62	6.46	(0.73)

Distributions:[2]
From net investment income	(0.28)	(0.31)	(0.31)	(0.36)	(0.31)
From net realized gain	(2.86)	(5.98)	(3.79)	(1.74)	(0.23)

Total distributions	(3.14)	(6.29)	(4.10)	(2.10)	(0.54)

Net asset value, end of year	$21.73	$26.29	$31.51	$28.99	$24.63

Total Return[3]
Based on net asset value	(4.53)%	4.86%	24.47%	27.92%	(2.73)%

Ratios to Average Net Assets
Total expenses	1.15%	1.16%[4,5]	1.12%[4,5]	1.18%[4,5]	1.22%[4,5]

Total expenses after fees waived and/or reimbursed	1.15%	1.16%[4,5]	1.12%[4,5]	1.16%[4,5]	1.20%[4,5]

Net investment income	1.24%	1.00%[4,5]	0.93%[4,5]	1.29%[4,5]	1.23%[4,5]

Supplemental Data
Net assets, end of year (000)	$16,577	$15,857	$18,769	$16,655	$18,785

Portfolio turnover rate	42%	41%[6]	47%[7]	53%[7]	38%[7]

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes the Fund’s share of the allocated net expenses and/or net investment income of Master Basic Value LLC (the “Master LLC”), an affiliate of the Fund.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Prior to February 9, 2015, the Fund invested all of its assets in the Master LLC. Portfolio turnover rate includes transactions from the Master LLC prior to February 9, 2015.

[7]	Portfolio turnover rate of the Master LLC.

See Notes to Financial Statements.

18	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Notes to Financial Statements

1. Organization:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by the BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	19

Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for the Fund’s investments has been included in the Schedule of Investments.

20	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
JP Morgan Clearing Corp.	$1,505,004	$(1,505,004)	—
UBS Securities LLC	132,652	(132,652)	—

Total	$1,637,656	$(1,637,656)	—

[1]

Collateral with a value of $1,643,124 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	21

Notes to Financial Statements (continued)

the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee, which is determined by calculating a percentage of the Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $100 Million	0.60%
$100 Million - $200 Million	0.50%
Greater than $200 Million	0.40%

Service and Distribution Fees

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plans and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended June 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B	Investor C	Class R	Total
$3,915,422	$35,464	$3,762,882	$77,623	$7,791,391

Transfer Agent

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2016, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$344,062
Investor A	$ 141
Investor C	$ 6

22	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended June 30, 2016, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B	Investor C	Class R	Total
$27,652	$32,475	$794	$5,876	$66	$66,863

For the year ended June 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor B	Investor C	Class K	Class R	Total
$1,903,974	$2,173,770	$16,077	$684,213	$1,365	$32,922	$4,812,321

Other Fees

For the year ended June 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $94,096.

For the year ended June 30, 2016, affiliates received CDSCs as follows:

Investor A	$12,253
Investor C	$29,356

Expense Limitations, Waivers and Reimbursements

The Manager, with respect to the Fund, contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses of Class R Shares to 1.22% of Class R Shares’ average daily net assets, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to November 1, 2016, unless approved by the Board, including a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

The Manager, with respect to the Fund, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. This amount is shown as fees waived by the Manager in the Statement of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investments in other affiliated investment companies, if any. For the year ended June 30, 2016, the amount waived was $37,571.

Prior to February 29, 2016, the Manager voluntarily agreed to waive and/or reimburse all class specific fees or expenses of Class K Shares. Fees or expenses of the Fund that are not class specific to Class K Shares will be allocated pro rata to the Class K Shares and will not be waived and/or reimbursed by the Manager unless otherwise agreed to. Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

Class specific reimbursements are as follows:

Class K
Transfer Agent Fees Reimbursed	$1,294

For the year ended June 30, 2016, the Fund reimbursed the Manager $41,968 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	23

Notes to Financial Statements (continued)

agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended June 30, 2016, the Fund paid BIM $48,950 for securities lending agent services.

Officers and Directors

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Directors in the Statement of Operations.

6. Purchases and Sales:

For the year ended June 30, 2016, purchases and sales of investments, excluding short-term securities, were $1,591,219,403 and $1,868,930,750, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended June 30, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of June 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of June 30, 2016 the following permanent differences attributable to the use of equalization, distributions received from a regulated investment company, and the reclassification of distributions were reclassified to the following accounts:

Paid-in capital	$5,673,858
Undistributed net investment income	$623
Accumulated net realized loss	$(5,674,481)

24	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	6/30/16	6/30/15
Ordinary income	$83,119,150	$184,025,275
Long-term capital gains[1]	410,648,947	642,312,977

Total	$493,768,097	$826,338,252

[1]	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of June 30, 2016, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$31,936,013
Undistributed long-term capital gains	34,985,862
Capital loss carryforwards	(4,728,160)
Net unrealized gains[1]	513,323,160

Total	$575,516,875

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of income from a partnership interest, dividends recognized for tax purposes, and the tax deferral of losses on wash sales.

As of June 30, 2016, the Fund had a capital loss carryforward available to offset future realized capital gains of $4,728,160, all of which is due to expire June 30, 2017.

During the year ended June 30, 2016, the Fund utilized $4,728,160 of its capital loss carryforward.

As of June 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$3,204,168,683

Gross unrealized appreciation	$686,244,573
Gross unrealized depreciation	(172,942,738)

Net unrealized appreciation	$513,301,835

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended June 30, 2016, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers of securities owned by the Fund. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	25

Notes to Financial Statements (continued)

of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended June 30, 2016		Year Ended June 30, 2015
	Shares	Amount	Shares	Amount
Institutional
Shares sold	13,785,835	$326,407,485	14,712,267	$434,912,209
Shares issued in reinvestment distributions	9,599,291	207,823,577	13,546,318	350,713,247
Shares redeemed	(19,069,313)	(452,219,786)	(22,432,858)	(675,113,269)

Net increase	4,315,813	$82,011,276	5,825,727	$110,512,187

Investor A
Shares sold and automatic conversion of shares	8,124,768	$191,179,638	8,225,180	$236,943,555
Shares issued in reinvestment distributions	8,623,350	184,795,800	12,062,373	309,518,446
Shares redeemed	(15,081,814)	(350,343,412)	(11,681,780)	(342,194,686)

Net increase	1,666,304	$25,632,026	8,605,773	$204,267,315

Investor B
Shares sold	1,045	$23,611	13,115	$394,794
Shares issued in reinvestment distributions	16,061	348,845	74,689	1,920,274
Shares redeemed and automatic conversion of shares	(104,404)	(2,478,604)	(354,435)	(10,250,988)

Net decrease	(87,298)	$(2,106,148)	(266,631)	$(7,935,920)

Investor C
Shares sold	2,234,338	$46,734,722	2,085,576	$55,626,429
Shares issued in reinvestment distributions	2,396,616	45,750,622	3,475,584	80,632,360
Shares redeemed	(4,517,813)	(93,502,207)	(3,478,784)	(92,644,473)

Net increase (decrease)	113,141	$(1,016,863)	2,082,376	$43,614,316

			Period February 4, 2015[1] to June 30, 2015
			Shares	Amount
Class K
Shares sold	2,187,462	$49,971,570	2,099,985	$56,937,343
Shares issued in reinvestment distributions	287,238	6,218,704	—	—
Shares redeemed	(815,631)	(17,731,737)	(637,940)	(18,119,512)

Net increase	1,659,069	$38,458,537	1,462,045	$38,817,831

26	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Notes to Financial Statements (concluded)

	Year Ended June 30, 2016		Year Ended June 30, 2015
	Shares	Amount	Shares	Amount
Class R
Shares sold	285,211	$6,358,512	155,855	$4,428,838
Shares issued in reinvestment distributions	98,858	2,007,803	141,699	3,471,620
Shares redeemed	(224,445)	(4,995,385)	(290,072)	(8,071,734)

Net increase (decrease)	159,624	$3,370,930	7,482	$(171,276)

Total Net Increase	7,826,653	$146,349,758	17,716,772	$389,104,453

[1]	Commencement of operations.

At June 30, 2016, 7,559 Class K Shares of the Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	27

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Basic Value Fund, Inc. (the “Fund”) as of June 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value Fund, Inc. as of June 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

August 15, 2016

Important Tax Information (Unaudited)

During the fiscal year ended June 30, 2016, the following information is provided with respect to the ordinary income distributions paid :

	Payable Date
Qualified Dividend Income for Individuals	12/14/15	79.42%
Dividends Qualifying for the Dividends Received Deduction for Corporations	12/14/15	69.02%

Additionally, the Fund distributed long-term capital gains of $2.685669 per share to shareholders of record on December 10, 2015.

28	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Basic Value Fund, Inc. (the “Fund”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates;

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	29

Disclosure of Investment Advisory Agreement (continued)

(c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by

30	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Disclosure of Investment Advisory Agreement (continued)

Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the fourth, second and third quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-and five-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Fund’s investment personnel; and the resources appropriate to support the Fund’s investment processes. The Board and BlackRock also discussed BlackRock’s active equity platform, and it was noted that BlackRock has recruited a Head of Global Active Equity, and has appointed a Chief Performance Officer to provide analysis of investment performance to senior management and the Board.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	31

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board additionally noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

32	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980. Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012. Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom-munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	33

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

34	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Director, President and Chief Executive Officer	Since 2015 (Director); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	135 RICs consisting of 325 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Fund. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Fund based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or The PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	35

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas of BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares exchanged traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Fund serve at the pleasure of the Board.
Further information about the Fund’s Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 6, 2016, Valerie G. Brown resigned as a Director of the Fund.

Effective May 10, 2016, Kenneth A. Froot resigned as a Director of the Fund.

On June 2, 2016, the Board appointed Henry R. Keizer as a Director of the Fund, effective July 28, 2016.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

36	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http:// www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016	37

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BV-6/16-AR

Item 2	–	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3	–	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$42,000	$42,000	$0	$0	$13,107	$13,107	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

2

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

  The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

  Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

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Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$13,107	$13,107

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrant – Not Applicable

Item 6	–	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: August 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc.

Date: August 25, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc.

Date: August 25, 2016

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